Exhibit 10.16.1

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

THIRD AMENDMENT TO THE DATA LICENSE AGREEMENT

This Third Amendment (“Third Amendment”) to the Data License Agreement (the “Agreement”) dated December 1, 2002 between Navigation Technologies Corporation (“NTC”) and Televigation, Inc. (“Licensee”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (“NT”), is made and entered into between NT and LICENSEE, as of latest date of signature below.

WHEREAS, NT and Licensee desire to amend certain provisions of the Agreement, as amended, with this Third Amendment:

WHEREFORE, the parties agree as follows:

1.	The terms and conditions of the Agreement, as amended, shall stay in full force and effect except as modified hereunder.

2.	The Expiration Date of the Agreement. Territory License No. 1 effective December 1, 2002 between the parties (“TL 1”) and Territory License No. 2 effective June 30, 2003 between the parties (“TL 2”), are each hereby amended to be December 31, 2007.

3.	The Expiration Date of the Market Development Addendum (“MDA”) to Territory License No. 1 effective March 1, 2004 is hereby amended to be December 31, 2005. Notwithstanding anything set forth in the MDA, the license fees and reports due under the MDA shall be due on [*****] the reports shall set forth the calculation on [*****]. In June 2005, the parties agree to discuss whether an additional extension to the MDA is appropriate; provided the MDA shall only be extended if each of the parties agrees to extend the MDA in their sole discretion.

4.	The Agreement is hereby amended to include the following in Addendum B:
[*****]

5.	Section III A of TL 1 is hereby amended to include the following at the end of the section:
[*****]

6.	Section VIII of TL 1 is hereby amended and restated as follows:

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 3 to DLA 122004js	Page 1 of 10

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

“VIII. Minimum Annual License Fees. Licensee shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT; provided that the aggregate MALF for [*****] shall not exceed the amounts set forth below.

A.	Amount. The MALF for each annual period of this TL is as follows:

Calendar Year 2005 – [*****] Calendar Year 2006 – [*****] Calendar Year 2007 and thereafter – [*****]

B.	Due Dates. [*****]

7.	Exhibit B of TL 1 is hereby amended to amend the definition of “Limited Carto Route Transaction” and to add definitions for Route Guidance Transaction and Premium POIs as follows:

[*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 3 to DLA 122004js	Page 2 of 10

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NT CONFIDENTIAL

8.	Section A.1 of Exhibit C of TL 1 shall be amended and restated in its entirety as follows:

“A.	License Fees.

[*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 3 to DLA 122004js	Page 3 of 10

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

9.	Section A of Exhibit C of TL 1 shall be amended to include the following at the end of the section:

[*****]

10.	Section C of Exhibit C of TL 1 is hereby amended and restated as follows:

[*****]

11.	Section VII of TL 2 is hereby amended and restated as follows:

“VII. Minimum Annual License Fees. Licensee shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT; provided that the aggregate MALF for [*****] shall not exceed the amounts set forth below.

A. Amount. The MALF for each annual period of this TL is as follows:

Calendar Year 2005 – [*****] Calendar Year 2006 – [*****] Calendar Year 2007 and thereafter – [*****]

B. Due Dates. [*****]

C. Modification to MALF. [*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 3 to DLA 122004js	Page 4 of 10

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

12.	Exhibit A of TL 2 is hereby amended to delete the following definitions which shall be replaced by the definitions set forth on Addendum 1 hereto:

[*****]

13.	Exhibit B of TL 2 is hereby amended and restated in its entirety by Addendum 1 hereto.

14.	Licensee agrees to complete the POI Usage Form attached hereto as Addendum 2 with respect to each of TL 1 and TL 2, and provide to NT upon request, which Addendum is hereby added to TL 1 and TL 2 as Exhibit G and Exhibit D, respectively.

15.	The parties agree to work together in good faith to issue a joint press release announcing the renewal of the relationship within ninety (90) days from the date of this amendment.

* * *

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 3 to DLA 122004js	Page 5 of 10

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their authorized representatives.

TELEVIGATION, INC.		NAVTEQ NORTH AMERICA, LLC

By:	/s/ HP Jin	By:	/s/ Jason S. Rice

Name:	HP Jin	Name:	Jason S. Rice

Title:	CEO & President	Title:	Director of Corporate Law

Date:	12/22/2004	Date:	12/22/2004

Amendment 3 to DLA 122004js	Page 6 of 10

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

Addendum 1

EXHIBIT B

APPLICATION & LICENSE FEES

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. In this instance, pages 7 and 8 have been redacted.

Amendment 3 to DLA 122004js	Page 7 of 10

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

Addendum 2

Exhibit D

POI USAGE FORM

(North America)

[*****]

Client Signature:	/s/ HP Jin

Name:	HP Jin

Title:	CEO & President

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 3 to DLA 122004js	Page 9 of 10

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

Date:	12/22/04

Amendment 3 to DLA 122004js	Page 10 of 10